EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In  connection  with  the  Quarterly  Report  on Form  10-Q of  Cytogen
Corporation (the "Company") for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Christopher P. Schnittker, Senior Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C.
Section 1350, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to Cytogen Corporation and will be retained by Cytogen Corporation and furnished to the Securities and Exchange Commission or its staff upon request.



                                /s/ Christopher P. Schnittker
                                ------------------------------------------------
Dated:   May 7, 2004            Christopher P. Schnittker, Senior Vice President
                                and Chief Financial Officer
                                (Principal Accounting Officer)